                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                October 19, 2006

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 1-14222                                  22-3410353
        (Commission File Number)               (IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey                      07981
(Address of Principal Executive Offices)                   (Zip Code)

                                 (973) 887-5300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On October 19, 2006, pursuant to the Exchange Agreement (the "Exchange
Agreement"), dated July 27, 2006, by and among Suburban Propane Partners, L.P.
("Suburban"), Suburban Propane, L.P., Suburban's operating partnership (the
"Operating Partnership"), and Suburban Energy Services Group LLC, the general partner of Suburban and the Operating Partnership (the "General Partner"),
Suburban issued 2,300,000 of its Common Units to the General Partner in exchange for the cancellation of the General Partner's Incentive Distribution Rights, the
economic interest in Suburban included in the general partner interest therein and the economic interest in the Operating Partnership included in the general partner interest therein (the "Exchange"). The Exchange and certain amendments to Suburban's Second Amended and Restated Agreement of Limited Partnership,
dated as of May 26, 1999 (the "1999 Suburban Partnership Agreement") discussed below were approved by an affirmative vote, at the 2006 Tri-Annual Meeting of
Unitholders held on October 17, 2006, and then re-convened on October 19, 2006 of (i) holders of a majority of the issued and outstanding Common Units and (ii)
holders of a majority of the issued and outstanding Common Units other than the
Common Units held by members of the General Partner or members of Suburban
Energy Membership LLC ("LLC 2"), which held a membership interest in the General
Partner (collectively, the "General Partner Members").

          Thereafter, on October 19, 2006, pursuant to the Distribution, Release and Lockup Agreement, dated as of July 27, 2006, by and among Suburban, the
Operating Partnership, the General Partner, LLC 2 and the General Partner
Members (the "Distribution Agreement"), the Common Units received by the General
Partner in the Exchange (other than 784 Common Units) were distributed to the
General Partner Members (the "Distribution") in exchange for their interests in the General Partner, subject to the exception described below.

ENTRY INTO AMENDED AND RESTATED PARTNERSHIP AGREEMENT FOR SUBURBAN

          Suburban's Third Amended and Restated Agreement of Limited
Partnership, dated as of October 19, 2006 (the "Restated Suburban Partnership
Agreement"), which amended and restated the 1999 Suburban Partnership Agreement, was entered into at the closing of the Exchange. The Restated Suburban
Partnership Agreement reflects the Exchange and also implemented the following changes:

          o    No Incentive Distribution Rights are outstanding and no
               provisions for future Incentive Distribution Rights are contained in the Restated Partnership Agreement. The Common Units now
               represent 100% of the limited partner interests in Suburban.

          o    The General Partner continues to be the general partner of both
               Suburban and the Operating Partnership, but its general partner interests have no economic value (which means that such general partner interests do not entitle the holder thereof to any cash distributions of either partnership, or to any cash payment upon the liquidation of either partnership, or any other economic rights in either partnership). As an accommodation to Suburban,
               Mark A. Alexander, Suburban's Chief Executive Officer,

               remains the sole member of the General Partner, which, as
               indicated above, holds 784 Common Units.

          o    Suburban continues to own all of the limited partner interests in the Operating Partnership, but 0.1% thereof is held through a newly-organized limited liability company, wholly-owned (directly and indirectly) by Suburban, rather than directly by Suburban.

          o    The 1999 Suburban Partnership Agreement set the number of members of the Board of Supervisors at five, two appointed by the General
               Partner and three elected by the Unitholders. The Restated
               Suburban Partnership Agreement provides for a minimum of five and a maximum of eleven Supervisors, all of whom are to be elected by the Unitholders commencing at Suburban's next Tri-Annual Meeting of Unitholders.

          o    The Restated Suburban Partnership Agreement includes a provision
               (Section 14.6) based on Section 203 of the Delaware General
               Corporation Law relating to transactions with interested
               Unitholders not approved in advance by the Board of Supervisors.
               The provision of the 1999 Suburban Partnership Agreement that disabled a holder of more than 20% of the outstanding Common
               Units from voting any units in excess of 20% on the election of
               Supervisors was eliminated.

          o    The Restated Suburban Partnership Agreement requires a vote of the holders of 66-2/3% of the Common Units for the amendment of the provision discussed above concerning transactions with interested Unitholders, as well as the provision governing nomination of Supervisors by Unitholders.

ENTRY INTO AMENDED AND RESTATED PARTNERSHIP AGREEMENT FOR THE OPERATING
PARTNERSHIP

          The Third Amended and Restated Agreement of Limited Partnership of the
Operating Partnership, dated as of October 19, 2006 (the "Restated OLP
Partnership Agreement"), which amended and restated the Second Amended and
Restated Agreement of Limited Partnership of the Operating Partnership, dated as of May 26, 1999, as amended (the "1999 OLP Partnership Agreement"), was entered into at the closing of the Exchange. The Restated OLP Partnership Agreement
reflects the Exchange and conformed the 1999 OLP Partnership Agreement to the
Restated Suburban Partnership Agreement described above.

EFFECTIVENESS OF AMENDED AND RESTATED SUBURBAN PROPANE PARTNERS, L.P. 2000
RESTRICTED UNIT PLAN

          On October 17, 2006, the Unitholders of Suburban approved Suburban's
2000 Restricted Unit Plan, effective November 1, 2000 (the "2000 Plan"), as amended and restated (the "Restated Plan"), including authorization for an additional 230,000 Common Units to be available for grant pursuant to the plan.

          The total number of Common Units available for issuance under the
Restated Plan is 307,794, which should allow Suburban, for a period of approximately three years based on

current business plans, to be able to continue to grant awards to employees and
Supervisors at levels determined appropriate by Suburban's Compensation
Committee.

          The Restated Plan also includes changes to the 2000 Plan to conform certain sections of the 2000 Plan, to clarify that Supervisors may receive grants under the plan, to correct the description of the Compensation Committee, to reflect the requirement in its charter that the Compensation Committee contain at least three (not two) individuals, to delete provisions that are no longer applicable and to provide for full vesting of unvested restricted units which were awarded to a participant more than six (6) months prior to that participant's termination of service due to retirement, as defined in the
Restated Plan. The Restated Plan also includes a provision adopted by the Board of Supervisors on October 17, 2006 relating to compliance with Section 409A of the Internal Revenue Code of 1986 concerning deferred compensation.

EXHIBITS AND ADDITIONAL INFORMATION

          Copies of the Restated Suburban Partnership Agreement, the Restated
OLP Agreement and the Restated Plan are attached to this Current Report on Form
8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. Further information about the Restated Suburban Partnership
Agreement, the Restated OLP Partnership Agreement and the Restated Plan is
available under the headings "Description of Exchange-Related Amendments to the
Existing Partnership Agreement" on page 63, "The Existing OLP Partnership
Agreement", on page 64, "Description of the Proposed Amendment" on pages 66 and
67 and "Proposed Amendments to the Existing Unit Plan" on page 72 of Suburban's
Proxy Statement for its 2006 Tri-Annual Meeting, filed with the Securities and
Exchange Commission on September 1, 2006, which sections are incorporated herein by reference.

          Also filed herewith as Exhibit 4.1 is a description of the Common
Units following the amendments described above under the heading "Entry into
Amended and Restated Partnership Agreement for Suburban".

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          The information set forth in Item 1.01 above is incorporated herein by reference. The Common Units issued in the Exchange were issued in a private placement made pursuant to the exemption provided by Section 4(2) of the
Securities Act of 1933, as amended.

          Pursuant to the Exchange Agreement and prior to the Distribution,
Suburban filed a shelf registration statement with the Securities and Exchange
Commission with respect to the resale of 2,299,216 of the Common Units issued in the Exchange. Suburban has agreed to maintain the effectiveness of the registration statement until October 19, 2008 (subject to the Board of
Supervisors' right to suspend its use under certain circumstances).

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

          The information set forth in Item 1.01 above is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

          The information set forth in Item 1.01 above is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

          A copy of the press release announcing the approval by Unitholders of the Exchange and the closing of the Exchange is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      3.1       Third Amended and Restated Agreement of Limited Partnership of
                Suburban Propane Partners, L.P., dated as of October 19, 2006.

      3.2       Third Amended and Restated Agreement of Limited Partnership of
                Suburban Propane, L.P. dated October 19, 2006.

      4.1       Description of Common Units of Suburban Propane Partners, L.P.

     10.1       Amended and Restated Suburban Propane Partners, L.P. 2000
                Restricted Unit Plan, effective October 17, 2006.

     99.1       Press Release of Suburban Propane Partners, L.P., dated October
                19, 2006.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUBURBAN PROPANE PARTNERS, L.P.

                                        By: /s/ MICHAEL A. STIVALA
                                            ------------------------------------
                                        Name: Michael A. Stivala
                                        Title: Controller and Chief Accounting
                                               Officer

Date: October 19, 2006

                                  EXHIBIT INDEX

 No.   Description
----   -----------

 3.1   Third Amended and Restated Agreement of Limited Partnership of Suburban
       Propane Partners, L.P., dated as of October 19, 2006.

 3.2   Third Amended and Restated Agreement of Limited Partnership of Suburban
       Propane, L.P. dated October 19, 2006.

 4.1   Description of Common Units of Suburban Propane Partners, L.P.

10.1   Amended and Restated Suburban Propane Partners, L.P. 2000 Restricted Unit
       Plan, effective as of October 17, 2006.

99.1   Press Release of Suburban Propane Partners, L.P., dated October 19, 2006.